UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 2, 2005

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C.  20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors;
                       Appointment of Principal Officers.

            In order to fill an existing vacancy on the Board, on November 2, 2005, the Board of Directors of Harman International Industries, Incorporated (the “Company”) elected Gina Harman to serve as a director until the annual meeting of stockholders to be held in 2006.

            Ms. Harman, age 56, is the President of the Company’s Harman Consumer Group, a position she has held since 2002.  Ms. Harman was President of the North America operations of the Company's Consumer Group from 1998 to 2002 and has been with the Company since 1985.  Gina Harman is the daughter of Dr. Sidney Harman.  Dr. Harman is the Executive Chairman of the Company.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       HARMAN INTERNATIONAL INDUSTRIES,
                                                                       INCORPORATED

                                                                       By:   /s/ Sandra B. Robinson
                                                                                Sandra B. Robinson
                                                                               Vice President – Financial Operations and
                                                                               Chief Accounting Officer

Date:   November 8, 2005